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                                                                   Exhibit 10(l)


                               SECOND AMENDMENT
                                      OF
                            HELLER FINANCIAL, INC.
                     EXECUTIVE DEFERRED COMPENSATION PLAN
                     ------------------------------------



     WHEREAS, Heller Financial, Inc. (the "Company") maintains the Heller Financial, Inc. Executive Deferred Compensation Plan (the "Plan") for a select group of its management and highly compensated employees; and

     WHEREAS, the Plan has previously been amended and the Company has determined that further amendment of the Plan is necessary and desirable;

     NOW, THEREFORE, in exercise of the power delegated to the Committee (as defined by the Plan) by Section 7 of the Plan and delegated to the undersigned officer by resolution of the Committee, the Plan, as previously amended, is further amended by substituting the following for subsection 2.3(c), effective January 1, 2000:

     "(c) Up to 50% of his annual base salary excluding severance payments ('Annual Base Salary') in increments of 1%."


     IN WITNESS WHEREOF, on behalf of the Company and Committee, the undersigned officer has executed this amendment this 19th day of November, 1999.

                                      HELLER FINANCIAL, INC.


                                      By: /s/ Nina B. Eidell
                                         ---------------------
                                         Nina B. Eidell
                                         Executive Vice President
                                         Chief Human Resources Officer